                                                                  EXHIBIT (a)(8)

                          MAINSTAY VP SERIES FUND, INC.

                              ARTICLES OF AMENDMENT

      MainStay VP Series Fund, Inc., a Maryland corporation registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

      FIRST: On November 11, 2003, the Board of Directors of the Corporation adopted resolutions amending the charter of the Corporation (the "Charter") to change the name of certain series and classes of stock of the Corporation ("Funds"), effective May 1, 2004, as follows:

               Name of Series                                               New Series Name
----------------------------------------------------          ---------------------------------------------------
MainStay VP Indexed Equity Portfolio - Initial Class          MainStay VP S&P 500 Index Portfolio - Initial Class
MainStay VP Indexed Equity Portfolio - Service Class          MainStay VP S&P 500 Index Portfolio - Service Class
MainStay VP Growth Equity Portfolio - Initial Class           MainStay VP Common Stock Portfolio - Initial Class
MainStay VP Growth Equity Portfolio - Service Class           MainStay VP Common Stock Portfolio - Service Class
MainStay VP Equity Income Portfolio - Initial Class           MainStay VP Mid Cap Value Portfolio - Initial Class
MainStay VP Equity Income Portfolio - Service Class           MainStay VP Equity Income Portfolio - Service Class

      The preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption of the shares of the Funds, as set forth in the Charter, are not changed by these Articles of Amendment.

      SECOND: The amendments to the Charter as hereinabove set forth are limited to changes expressly permitted by Section 2-605 of the Maryland General Corporation Law to be made without action by the stockholders, and has been duly advised and approved by a majority of the entire Board of Directors.

      THIRD: These Articles of Amendment and the amendments to the Charter effected hereby shall be effective May 1, 2004.

      FOURTH: The undersigned President of the Corporation acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

      IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed under seal in its name and on its behalf by its President and attested to by its Assistant Secretary on April ____, 2004.

ATTEST                                      MainStay VP Series Fund, Inc.

BY: _____________________                   BY: ___________________
         Secretary                                   President

                          MAINSTAY VP SERIES FUND, INC.

                              ARTICLES OF AMENDMENT

      MainStay VP Series Fund, Inc., a Maryland corporation registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

      FIRST: On February 25, 2005, the Board of Directors of the Corporation adopted resolutions amending the charter of the Corporation (the "Charter") to change the name of certain series and classes of stock of the Corporation ("Funds"), effective May 1, 2005, as follows:

                    Name of Series                                              New Series Name
------------------------------------------------------      --------------------------------------------------------
 MainStay VP Lord Abbett Developing Growth Portfolio -      MainStay VP Developing Growth Portfolio - Initial Class
                     Initial Class

 MainStay VP Lord Abbett Developing Growth Portfolio -      MainStay VP Developing Growth Portfolio - Service Class
                     Service Class

   MainStay VP Eagle Asset Management Growth Equity             MainStay VP Growth Portfolio - Initial Class
               Portfolio - Initial Class

    MainStay VP Eagle Asset Management Growth Equity             MainStay VP Growth Portfolio - Service Class
               Portfolio - Service Class

  MainStay VP Dreyfus Large Company Value Portfolio -          MainStay VP Basic Value Portfolio - Initial Class
                     Initial Class

  MainStay VP Dreyfus Large Company Value Portfolio -          MainStay VP Basic Value Portfolio - Service Class
                     Service Class

MainStay VP American Century Income & Growth Portfolio -     MainStay VP Income & Growth Portfolio - Initial Class
                     Initial Class

MainStay VP American Century Income & Growth Portfolio -     MainStay VP Income & Growth Portfolio - Service Class
                      Service Class

      The preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption of the shares of the Funds, as set forth in the Charter, are not changed by these Articles of Amendment.

      SECOND: The amendments to the Charter as hereinabove set forth are limited to changes expressly permitted by Section 2-605 of the Maryland General Corporation Law to be made without action by the stockholders, and has been duly advised and approved by a majority of the entire Board of Directors.

      THIRD: These Articles of Amendment and the amendments to the Charter effected hereby shall be effective May 1, 2005.

      FOURTH: The undersigned President of the Corporation acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of her knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

      IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed under seal in its name and on its behalf by its President and attested to by its Secretary on April ____, 2005.

ATTEST:                                     MAINSTAY VP SERIES FUND, INC.

_________________________                   By: __________________________
Marguerite E.H. Morrison                         Anne F. Pollack
Secretary                                        President